Exhibit 99.1

Q3 2016 Investor Presentation

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions or consolidations; the Company's ability to realize the anticipated benefits from converted core operating systems without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

Company Overview

A Foundation for Growth

Company Overview

- Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA through failed/troubled bank acquisitions
- Revenue Growth
  - Grew originated loans $428 million or 21%
  - 3Q loan originations of $282 million, $1 billion TTM[1]
- Maintaining excellent credit quality in Non-energy Portfolio
  - Non-energy portfolio net charge-offs of just 13 basis points, annualized
  - Energy portfolio of $86.6 million, 3.1% of loans, 4.2% allowance for loan losses coverage
- YoY expense reduction of $14 million, or 12.3%
- Opportunistic manager of capital
  - Successfully repurchased 50.4% of shares ($528 million) since early 2013 at a weighted average price of $20.00
  - Disciplined acquirer with future opportunities

NBHC 3Q16 Snapshot

Stock Price/52-Week Range	$23.73 / $18.41-$25.61
Total Shareholder Return – TTM[2]	
- NBHC	8.5%
- KRX Index	2.2%
- SNL Bank & Thrift Index	0.8%
BV/Share	$20.92
TBV/Share[3]	$18.67
TBV/Share with Excess Accretable Yield[4]	$19.66
Market Cap	$624mm
Assets	$4.6bn
Loans	$2.8bn
Deposits	$3.8bn
Banking Centers	91
YTD ROAA / YTD ROATA[3]	0.37% / 0.45%
3Q16 ROATA[3]	0.80%
Excess Capital (9% Tier 1 Leverage Ratio – Long-term target)	$65mm

Note: Market and share repurchase data through 03-November-2016; financial information as of and for the quarter ended 30-September-16.
1 TTM – Trailing Twelve Months through 30-September-16.
2 TTM – Trailing Twelve Months through 03-November-16.
3 Please see the appendix for a reconciliation to this non-GAAP measure including the adjustments to the most directly comparable GAAP measure.
4 TBV / share + net present value (5% discount rate) of excess A-T accretable yield share as of September 30, 2016 . Excess A-T accretable yield defined as total accretable yield less 4.0%. This results in an additional $0.99 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

4

National Bank Holdings CORPORATION

Strategic Execution Highlights

- Accelerated organic growth
  - Record loan originations driven by deeper market penetration
  - Relationship banking focused strategies
  - Expanded specialty banking and commercial teams
  - Loan growth covering $63 million (29%) decrease in acquired problem loans from prior year
- Expanded efficiency initiatives
  - Decreased non-interest expense 14% on a year over year basis
  - Consolidated 16 banking centers & 32 retirement centers since inception through 3Q 2016, including the consolidation of 12 banking centers since mid-2015
- Managed capital opportunistically
  - Repurchased $528 million of shares at a weighted average price of $20.00
  - Completed Pine River Valley Bank acquisition, recognizing $1.0 million bargain purchase gain in 3Q 2015

Increasing loan originations; $1 billion (TTM)[1]

2015: $967 million
2014: $869 million
2013: $714 million

Originated Loan Growth 21%

$428 million Originated Loan Growth

DDA Growth 6% (YoY)

$46 million Average DDA Growth

Non-Interest Expense Reduction
(In millions)



$210
$184
$150
$158
$137
FY12
FY13
FY14
FY15
Projected 2016

Low Net Charge-Offs

YTD Actual 116 bps[2]
Excluding energy 13 bps[2]
Actual 10 bps (2015)

Buybacks $529 million

50% Shares repurchased since early 2013 @ average price of $20.00

[1]TTM – Trailing Twelve Months through 30-September-16.
[2]YTD non 310-30 net charges-offs, annualized.

5

National Bank Holdings CORPORATION

NBHC Markets and Family of Brands

Attractive and Growing Markets



CO
Denver
70
25
KS
70
35
Kansas City
35
70
49
MO



TX
Dallas
Austin

Community Banks of Colorado

A division of NBH Bank, Member FDIC

Where common sense lives.

- 47 banking centers
- Ranks #5 in deposit market share in the state of Colorado for local banks
- Population: Front Range – 4.6 million
- Favorable demographics vs. national levels in:
  - Unemployment
  - Household Income
  - Population Growth
  - Income Growth
- Business Climate & Recognition
  - Denver #1 Best Places to Live (*U.S. News*)
  - #1 in Labor Supply (*Forbes*)
  - 2nd Strongest State Economy in the U.S. (*Business Insider*)
  - 4th Best State for Business (*CNBC*)

Hillcrest Bank

A division of NBH Bank, Member FDIC

Where common sense lives.

- 3 commercial banking locations in Texas
- Business Climate & Recognition
  - Dallas: #3 Fastest Growing City (*Forbes*)
  - Austin: #1 "2015 Best Large City to Live In" (*WalletHub*)

Bank Midwest

A division of NBH Bank, Member FDIC

Where common sense lives.

- 42 banking centers
- Ranks #5 in deposit market share in Kansas City MSA for local banks
- Population: Metro KC – 2.1 million
- Favorable demographics vs. national levels in:
  - Unemployment
  - Household Income
- Business Climate & Recognition
  - #2 Best City for Jobs (*CBS MoneyWatch*)
  - 4th "Hot Startup" City (*Entrepreneur Magazine*)
  - #15 on "50 Best Cities to Live" List (*Bloomberg*)
  - #2 "Top Five Cities with Up-and-Coming Downtown" (Fortune)

External source: SNL Financial. Deposit data as of 30-Sep-2016.

6

National Bank Holdings CORPORATION

Our Markets are Attractive

Key Statistics by MSA

		U.S.	Denver, CO	Front Range	Kansas City, MO
Demographics	2017 Population (mm)	322.4	2.9	4.6	2.1
	Projected Population 5yr CAGR ('17-'22E)	0.7 %	✓ 1.6 %	✓ 1.5 %	0.6 %
	2017 Median Household Income	$55.6K	✓ $70.2K	✓ $68.5K	✓ $60.6K
	Projected Household Income Growth ('17-'22E)[1]	7.8 %	✓ 9.4 %	✓ 8.8 %	6.2 %
	# of Businesses (000s)	-	114.9	182.7	76.0
Economics	Unemployment Rate (Aug-16)	4.9 %	✓ 3.2 %	✓ 3.3 %	✓ 4.9 %
	2015 Real GDP per Capita	$58.9K	✓ $68.6K	✓ $61.2K	✓ $60.2K
	Real GDP 5yr CAGR ('10-'15)	3.8 %	✓ 4.4 %	✓ 4.4 %	3.2 %
	Home Price Index 5yr Δ[2]	29.8 %	✓ 54.8 %	✓ 48.3 %	15.9 %
	Building Permit 5yr CAGR ('10-'15)	14.4 %	✓ 28.9 %	✓ 24.7 %	✓ 28.9 %
Banks	Branch Penetration (per 100k people)	28.3	✓ 22.5	✓ 23.5	33.5
	Top 3 Combined Deposit Market Share	55 % [3]	✓ 54%	✓ 53%	✓ 43%

✓ Equal or Better Than U.S. Average

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis.
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-16. Front Range unemployment based on a weighted average unemployment and 2016 population for each MSA.
[1] HHI projections based on current dollar values (inflation adjusted).
[2] FHFA home price index based on quarterly all-transaction data as of 30-Jun-16.
[3] Based on U.S. Top 20 MSAs, population weighted (determined by population).

7

National Bank Holdings CORPORATION

$1 billion in loan originations over the past twelve months; Marks a key milestone Relationship banking model with a focus on the markets we serve Originated loans grew 21% over prior year Total loans grew 12% over prior year Acquired problem loans decreased 29% over prior year Total Loan Composition Total Loans New Loan Originations Organic Loan Growth Strategy is Accelerating Commercial Related 73% ($ in millions; totals in billions) 1Loans acquired from troubled banks 2TTM – Trailing Twelve Months through 30-September-16. 2 C & I 38% Energy 3% Agriculture 5% Own. Occ . 8% CRE 19% Resi 26% Consumer 1% $228 $482 $712 $785 $719 $206 $232 $157 $182 $281 $434 $714 $869 $967 $1,000 FY12 FY13 FY14 FY15 3Q16 (TTM) Commercial Related Consumer Related ($ in millions) $158 $518 $1,083 $1,645 $2,180 $2,223 $2,393 $2,502 $2,116 $1,315 $771 $517 $408 $369 $346 $321 $2.3 $1.8 $1.9 $2.2 $2.6 $2.6 $2.7 $2.8 4QE11 4QE12 4QE13 4QE14 4QE15 1QE16 2QE16 3QE16 Originated Acquired¹

Loan Credit Quality ($2.8 Billion Outstanding)



Consumer, 26.7%
Commercial & Industrial, 54.1%
Non Owner-Occupied CRE, 19.2%
12%
6%
5%
3%
3%
3%
3%
2%
2%
1%
1%
12%
4%
4%
2%
2%
1%
6%
24%
2%
1%

Commercial & Industrial , 54.1%
- Public Administration, 11.7%
- Finance & Insurance, 5.8%
- Agriculture, 5.1%
- Educational Services, 3.1%
- Oil & Gas, 3.1%
- Construction Companies, 3.1%
- Manufacturing, 2.6%
- Real Estate Rental & Leasing, 2.3%
- Retail Trade, 1.6%
- Wholesale Trade, 1.5%
- Equipment Leasing, 1.3%
- Transportation & Warehousing, 0.6%
- All Other C&I, 12.2%

Non Owner Occupied, 19.2%
- Hotel & Lodging, 4%
- Office, 3.7%
- Commercial Construction, 2.6%
- Land Development, 2.2%
- Multifamily, 0.8%
- All Other, 5.9%

Consumer, 26.7%
- Residential Sr. Lien, 23.8%
- Residential Jr. Lien, 1.9%
- Consumer, 1%

Portfolio Characteristics

- Low historical non 310-30 net charge offs – 2014: 0.06%, 2015: 0.12%, and 2016 YTD annualized: Reported 1.16% / 0.13% (excluding energy)
- Non-Energy loans have excellent credit metrics as demonstrated by a 0.33% non-performing loans to total loans ratio. See page 10 for energy loan review
- Concentration policy limits ensure a diverse loan portfolio and limit downside risk to adverse impacts to any particular industry or real estate sector
- New Commercial loans originated YTD:
  - Average funding of $1.2 million
  - Average commitment, including unused, of $1.2 million
- Residential loans originated:
  - Average FICO of 756
  - Average LTV of 72%
  - Average funding per loan of $171k
- Top 25 originated relationships:
  - Average funded balance of $17.7 million
  - Average commitment of $23.0 million

9

National Bank Holdings Corporation

$87 Million Energy Portfolio Energy Portfolio Profile 3.1% of loans, 2.0% of earning assets, 18.3% of risk based capital Decreased $60.3 million, or 41.0%, from December 31, 2015 Four energy sector loans with balances of $13.3 million were on non-accrual at September 30, 2016 Classified loan levels improved from 28% of energy sector loans at June 30, 2016 to 15.3% at September 30, 2016; Pass rated loans increased from 57% of energy sector loans at June 30, 2016 to 66% at September 30, 2016 The allowance for loan losses is 4.2% of energy sector loan balances Energy Production – Loans to companies engaged in exploration and production Clients governed by borrowing base against proven reserves Average utilization of 28% against lines Energy Midstream – Loans to companies that engage in consolidation, storage and transportation of oil and gas Well capitalized, low leverage Take or pay contracts, sustainable cash flows Secured by plant and equipment Energy Services – Companies that provide products and services to oil/gas companies Asset-based lending structures Secured by accounts receivable, inventory, and equipment ($ in millions) $176 $147 $87 44% 40% 36% 26% 19% 14% 30% 41% 50% YE14 YE15 3Q16 Energy Production Energy Services Energy Midstream

Credit Quality

($ in millions)

Strong Credit Quality on $2.7 Billion of Non 310-30 Loans

Net Charge-offs, Annualized



.27%
.06%
.12%
1.16%
.13%
1.03%
YE13
YE14
YE15
YTD16
Charge Offs excl Energy
Energy Charge Offs

Allowance for Loan Losses



.80%
.90%
1.09%
.16%
.93%
1.55%
.56%
.99%
1.04%
.10%
.94%
YE13
YE14
YE15
2QE16
3QE16
Non Energy ALLL
Energy Related ALLL

[1]Does not include $4.2 million of purchase accounting marks

Provision for Loan Losses on Non 310-30 Loans

Change in Allowance



Net charge-offs, excluding Energy
Energy charge-offs
Energy Provision
Non Energy Provision
$1
$4
$(3)
$6
$7
$(1)
$9
$4
$8
$(3)
$1
$19
$4
$(19)
$(3)
FY13
FY14
FY15
YTD16

Provision for Loan Losses as a % of Non 310-30 Loans



Collectively Evaluated Energy
Specific Reserve Energy
Non Energy Provision
.32%
.36%
.51%
.09%
.42%
.87%
.03%
.53%
.31%
FY13
FY14
FY15
YTD16

Attractive $158 Million 310-30 Loan Pools

Accretable Yield Reclassification Life-to-Date



$ 234.5
$ 23.9
$ 210.6
Inc. in Accretable Yield (Recog. Over Time)
Impairments (310-30 Provision)
Net Economic Impact

Strong Asset Credit Quality

- YTD net charge-offs for non 310-30 loans 116 basis points, annualized, or 13 basis points without energy loans, annualized
- Allowance for loan losses as a percentage of non-310-30 at 1.04%, or 0.94% without the energy portfolio reserves
- $19.0 million of the $22.4 million in the YTD16 provision driven by the energy portfolio

11

National Bank Holdings CORPORATION

Credit Quality Remains Strong in Non-energy Portfolio

($ in millions)

Non-performing Loans



1.73%
1.73%
0.57%
0.57%
0.99%
0.56%
1.74%
0.52%
1.37%
0.44%
0.80%
0.33%
$24.3
$10.8
$12.0
$13.6
$32.2
$12.9
$25.8
$11.6
$13.3
$9.2
YE13
YE14
YE15
1QE16
2QE16
3QE16
Non-performing loans excl. Energy
Non-performing Energy loans
Non-performing loans excl. Energy as a % of Total loans excl. energy
Non-performing loans % of Total Loans

Non 310-30 Classified Loans



4.6%
4.6%
2.1%
1.6%
2.7%
2.1%
2.9%
1.4%
2.3%
1.3%
1.7%
1.2%
$64.7
$12.7
$27.2
$16.1
$49.4
$38.0
$30.9
$29.3
$30.7
$13.3
$31.9
YE13
YE14
YE15
1QE16
2QE16
3QE16
Loans excluding Energy
Energy
Loans excl. Energy as a % of Non 310-30 Loans
% of Non 310-30 Loans

Non-performing Assets



4.73%
4.73%
1.83%
1.83%
1.81%
1.43%
2.56%
1.40%
2.23%
1.34%
1.54%
1.10%
$95.6
$40.8
$35.4
$32.2
$34.8
$25.8
$35.8
$13.3
$30.5
YE13
YE14
YE15
1QE16
2QE16
3QE16
Non-performing assets excl. Energy
Non-performing Energy assets
Non-performing loans excl. Energy as a % of Total loans/OREO excl. energy
Non-performing loans % of Total Loans/OREO

Credit Quality

- **Total non-performing loans make up 0.80% of total loans. Excluding energy sector, ratio falls to 0.33% and shows continued improving trend.**
- **Non-performing assets make up 1.54% of total loans/OREO. Excluding energy sector, ratio falls to 1.10%.**
- **Percent of classified loans to total non 310-30 loans excluding energy sector down nicely from 2.1% at YE15 to 1.2% at 3QE16.**

12

National Bank Holdings CORPORATION

Deposit Composition Strong Transaction Deposit Growth ($ in millions) Average Transaction Deposits & Repos1 Average Time Deposits1 Growing Low Cost Transaction Accounts 14% (27)% (5) bps Average transaction deposits and repos remain strong in attractive markets of Colorado and Kansas City MSA YoY average deposits increased by $56.2 million as the focus on a client driven deposit base continues Mix of transaction deposits continues to improve Client deposits and client repurchase agreements comprised 97.1% of total liabilities 1Represents QTD deposit averages. Low Cost Deposits 0.41% 0.37% 0.36% 0.36% FY13 FY14 FY15 YTD16 $2,464 $2,501 $2,782 $2,798 $1,608 $1,422 $1,281 $1,180 28% 30% 33% 33% 33% 34% 36% 36% 39% 36% 31% 31% $3,838 $3,766 $3,841 $3,825 YE13 YE14 YE15 3QE16 Demand & NOW Savings & MM Time 69% Non - Time 61% Non - Time 64% Non - Time 69% Non - Time

Financial Overview

At September 30, 2016, loans totaled $2.8 billion and increased $84.1 million, or 12.2% annualized, on the strength of originations totaling $282.0 million. Total non 310-30 loans at September 30, 2016 increased $362.7 million, or 15.8%, since September 30, 2015. Fully taxable equivalent net interest income totaled $38.1 million and increased $2.3 million, driven by growth of the non 310-30 loan interest income and accelerated 310-30 loan accretion income. Annualized net charge-offs in the non 310-30 portfolio were 2.64% compared to 0.58% last quarter. Excluding previously reserved for credits, annualized net charge-offs on non 310-30 loans were 0.03%. The provision for loan losses totaled $5.3 million and included $3.9 million from the energy sector, or a negative $0.09 per share. Total deposits averaged $3.8 billion and were consistent with the prior quarter when excluding a short-term money market deposit from one energy client in the prior quarter. Non-interest income totaled $11.6 million, increasing $1.1 million, driven primarily by $1.5 million of OREO related income. In addition, higher service charge fees and gain on sale of mortgages were partially offset by lower bank card fees. Non-interest expense totaled $33.4 million and was consistent with the prior quarter as a $0.5 million increase in salaries and benefits was offset by lower other expenses and higher gains on the sale of OREO. Executed share buybacks during the third quarter of 2.6 million shares, or $54.4 million, and year-to-date through September 30, 2016 of 4.2 million shares, or $87.3 million at a weighted average price of $20.62. At September 30, 2016, common book value per share was $20.92, while tangible common book value per share was $18.67 and $19.66 after consideration of the excess accretable yield value of $0.99 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Third Quarter 3Q16 Results Summary

Strong Q3 results include $6.5 million in gains from collection efforts on the acquired problem loans and OREO portfolio EPS run-rate in the low $0.20 range Reaching revenue inflection point as originated loans are outpacing the impact of decreasing 20+% yielding ASC 310-30 acquired loans (3Q16 totaled $8.6 million of accretion income and decreased $2.7 million vs 3Q15) Expenses managed down every year; 2012 totaled $210 million, down to $158 million in 2015 with guidance to mid $130s in 2016 Noise from FDIC loss-share agreements terminated during 4Q15 Steady Progress Towards Long-term Profitability Targets ROATA1 Diluted EPS 1 Please see the Appendix for a reconciliation to this non-GAAP measure, including the adjustments to the most directly comparable GAAP measure. ROATA Pre-Tax Pre-Provision (PTPP)1 1.32% 0.36% 0.11% 0.45% 0.21% 0.80% YTD15 YTD16 3Q15 3Q16 $0.04 $0.45 $ 0.05 $0.30 YTD15 YTD16 3Q15 3Q16 YTD15 YTD16 3Q15 3Q16 0.94% 1.55% 0.50%

Net Interest Margin1 Comments Net Interest Income1 Replacing High-Yielding Acquired Loans with Originations P&L Metrics ($ in millions) YTD16 fully taxable net interest income totaled $112.9 million, a $5.9 million decrease YoY due to lower levels of higher yielding 310-30 loans and investment portfolio paydowns, partially offset by non 310-30 interest income from new loan originations. YTD16 fully taxable equivalent net interest margin narrowed to 3.51% from 3.55% YTD15 primarily due to continued resolution of the higher-yielding acquired 310-30 portfolio. Strong Yields on Loan Portfolio ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35%. The tax equivalent adjustments included for FY14, FY15, YTD15, and YTD16 were $930, $2,695, $1,767, and $3,053 thousand, respectively. 3.85% 3.60% 3.55% 3.51% FY14 FY15 YTD15 YTD16 16.82% 19.90% 19.29% 20.23% 4.41% 4.11% 4.13% 3.92% FY14 FY15 YTD15 YTD16 310-30 Loans Non 310-30 Loans¹ $110.3 $112.4 $83.1 $86.2 $60.9 $47.3 $35.7 $26.7 $171.2 $159.7 $118.8 $112.9 FY14 FY15 YTD15 YTD16 Traditional Net Interest Income 310-30 accretion income

1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 9% leverage ratio. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 Net Interest Income Sensitivity (1.75)% 2.97% 5.17% (3.24)% 4.14% 6.54% (5.0)% (1.0)% 3.0% 7.0% -50 bps +100 bps +200bps % Change Interest Rate Shock 30-Sep-15 30-Sep-16

Non-Interest Income & Expense 1 Other expenses include: banking center consolidation charges, contract termination accrual, core system conversion-related expenses, acquisition-related expenses, severance expense and change in fair value of warrant liability. ($ in millions) Non-Interest Expense Non-Interest Income Comments YTD16 non-interest income totaled $30.0 million increasing from $6.0 million in the prior year. The prior year included a negative $20.4 million of FDIC-related income $151 $147 $113 $102 $1 $6 $1 85.35% 84.28% 91.29% 70.23% FY14 FY15 YTD15 YTD16 $2 $150.0 $158.0 $115.8 $101.6 Other non - interest expense 1 Problem Asset Workout, net of OREO gains Non - Interest expense Efficiency ratio FTE $(1) $5 $(2) $(1.7) $ 21.4 $6.0 $30.0 FY14 FY15 YTD15 YTD16

31-Dec 14 31-Dec 15 30-Sep 16 Book Value Available-for-Sale $ 1,484 $1,168 $963 Held-to-Maturity 516 416 348 "Locked-in" Gains (HTM) 15 11 8 Total Book Value $ 2,015 $1,596 $1,319 Available-for-Sale Unrealized Gains / (Losses) (5) (11) 5 Held-to-Maturity Unrealized Gains / (Losses) 4 1 6 Fair Market Value of Portfolio $ 2,014 $1,586 $1,330 Portfolio Yield (Spot) 2.13% 2.15% 2.12% Portfolio Duration 3.2 3.4 2.9 Weighted-Average Life 3.4 3.6 3.1 Investments by Asset Class1 (2Q16) Portfolio Summary1 ($ in millions) ¹ Excludes $27mm, $22mm, and $11mm of FHLB / FRB stock as of 31-Dec-14, 31-Dec-15, and 30-Sep-16, respectively. ² AAA rated by Moody’s, AAA by Fitch, and AA+ by S&P; excludes $4.5mm in private placement municipal debt 100% of portfolio AAA rated or U.S. agency backed2 Stable duration of 2.9 years OCI fluctuations minimized by 27% of portfolio in Held-To-Maturity Investment portfolio in run-off mode since Q4-13; using cash flows to fund loan growth Low premium dollars Conservative Investment Portfolio 36% 4% 59% 1% Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate

Assets ~$6bn–$8bn Efficiency Ratio <60% ROATA ≥1.00% ROATCE 12%–14% Dividend Payout Ratio Approximation 30% Tier 1 Leverage 9% Long-Term Financial Goals

Investment Highlights 1 Trailing Twelve Months through 30-September-16. 2The most directly comparable GAAP measure is Return on Average Assets (ROAA). Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Attractive markets of Colorado and Kansas City MSA Relationship banking strategies drove new loan originations of $1 billion TTM1 and strong low-cost deposit growth 3Q16 return on average tangible assets totaled 0.80% compared to 0.21% during 3Q152 Single, scalable operating platform capable of handling future growth Demonstrated opportunistic manager of capital Expertise in mergers and acquisitions with future opportunities Experienced and respected management team and board of directors

Appendix

Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (34 years in banking) Head of Business Services Credit at Regions Financial Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (31 years in banking) Vice Chairman and Chief Operating Officer at F.N.B. Corporation Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer & Chief of M&A and Strategy (36 years in banking) NBHC Management Team Partner with law firm Stinson Leonard Street LLP Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (20 years in legal and banking)

Title Past Experience Name Tim Laney Chairman, President and CEO Senior EVP and Head of Business Services of Regions Financial EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee Senior Managing Director at Ernst & Young Corporate Finance LLC Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director Banking and Securities Commissioner for the State of Colorado President of the North American Securities Administrators Association Micho Spring Director Chair of Global Corporate Practice of Weber Shandwick CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee EVP and Director of Mergers and Acquisitions of BB&T President and Chief Executive Officer of First Federal Savings Bank Art Zeile Director CEO and Co-Founder of HOSTING, a pioneer in the cloud hosting space Member of the University of Delaware Cyber Security Initiative Advisory Council Accomplished Board of Directors

[LOGO]

Reconciliation of Non-GAAP Measures

($ in millions, except per share)

	As of and for the three months ended		As of and for the nine months ended		As of and for the years ended	
	30-Sep-15	30-Sep-16	30-Sep-15	30-Sep-16	31-Dec-14	31-Dec-15
Return on Average Tangible Assets and Return on Average Tangible Equity:						
Net income	$ 1.6	$ 8.3	$ 1.5	$ 13.1	$ 9.2	$ 4.9
Add: impact of core deposit intangible amortization expense, after tax	0.8	0.8	2.5	2.5	3.3	3.3
Net income adjusted for impact of core deposit intangible amortization expense, after tax	$ 2.5	$ 9.1	$ 4.0	$ 15.6	$ 12.4	$ 8.2
Income before income taxes (FTE) (non-GAAP)	$ 0.9	$ 11.0	$ 2.0	$ 19.0	$ 13.3	$ 10.6
Add: impact of core deposit intangible amortization expense, before tax	1.4	1.4	4.0	4.1	5.3	5.4
Add: provision	3.7	5.3	7.0	22.4	6.2	12.4
FTE income adjusted for impact of core deposit intangible amortization expense and provision (non-GAAP)	$ 5.9	$ 17.7	$ 13.0	$ 45.5	$ 24.8	$ 28.5
Average assets	$ 4,819.5	$ 4,600.8	$ 4,867.4	$ 4,672.0	$ 4,867.9	$ 4,831.1
Less: average goodwill and intangible assets, net of deferred tax asset related to goodwill	(66.6)	(59.7)	(67.5)	(61.1)	(73.1)	(66.5)
Average tangible assets (non-GAAP)	$ 4,752.9	$ 4,541.1	$ 4,800.0	$ 4,611.0	$ 4,794.9	$ 4,764.5
Average shareholders' equity	$ 663.2	$ 574.6	$ 728.2	$ 597.2	$ 860.7	$ 701.5
Less: average goodwill and intangible assets, net of deferred tax asset related to goodwill	(66.6)	(59.7)	(67.5)	(61.1)	(73.1)	(66.5)
Average tangible common equity (non-GAAP)	$ 596.7	$ 514.9	$ 660.7	$ 536.2	$ 787.6	$ 634.9
Return on average assets (non-GAAP)	0.13%	0.72%	0.04%	0.37%	0.19%	0.10%
Return on average tangible assets (non-GAAP)	0.21%	0.80%	0.11%	0.45%	0.26%	0.17%
Return on average tangible assets pre-provision/ pre-tax (non-GAAP)	0.50%	1.55%	0.36%	1.32%	0.52%	0.60%
Return on average equity (non-GAAP)	0.98%	5.76%	0.28%	2.92%	1.07%	0.70%
Return on average tangible common equity (non-GAAP)	1.64%	7.07%	0.81%	3.88%	1.58%	1.29%
Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin:						
Interest income	$ 42.3	$ 40.8	$ 127.9	$ 120.8	$ 184.7	$ 171.4
Add: impact of taxable equivalent adjustment	0.8	1.0	1.8	3.1	0.9	2.7
Interest income, fully taxable equivalent (non-GAAP)	$ 43.1	$ 41.8	$ 129.7	$ 123.8	$ 185.6	$ 174.1
Net interest income	$ 38.7	$ 37.1	$ 117.0	$ 109.9	$ 170.2	$ 156.9
Add: impact of taxable equivalent adjustment	0.8	1.0	1.8	3.1	0.9	2.7
Net interest income, fully taxable equivalent (non-GAAP)	$ 39.5	$ 38.1	$ 118.8	$ 112.9	$ 171.2	$ 159.6
Average earning assets	$ 4,423.3	$ 4,227.7	$ 4,469.7	$ 4,289.3	$ 4,446.9	$ 4,439.1
Yield on earning assets	3.79%	3.84%	3.83%	3.76%	4.15%	3.86%
Yield on earning assets, fully taxable equivalent (non-GAAP)	3.87%	3.93%	3.88%	3.85%	4.17%	3.92%
Net interest margin	3.47%	3.49%	3.50%	3.42%	3.83%	3.54%
Net interest margin, fully taxable equivalent (non-GAAP)	3.54%	3.59%	3.55%	3.51%	3.85%	3.60%

27

National Bank Holdings CORPORATION

($ in millions, except per share) Reconciliation of Non-GAAP Measures (cont’d) As of and for the three months ended 30-Sep-15 30-Sep-16 Common book value per share calculations: Total shareholders' equity 621.2 549.8 Divided by: ending shares outstanding 30,318,684 26,282,224 Common book value per share $ 20.49 $ 20.92 Tangible common equity calculations: Total shareholders' equity $ 621.2 $ 549.8 Less: goodwill and intangible assets, net (73.4) (68.0) Add: deferred tax liability related to goodwill 7.4 8.9 Tangible common equity (non-GAAP) $ 555.1 $ 490.8 Tangible common book value per share calculations: Tangible common equity (non-GAAP) $ 555.1 $ 490.8 Divided by: ending shares outstanding 30,318,684 26,282,224 Tangible common book value per share (non-GAAP) $ 18.31 $ 18.67